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                                                                    EXHIBIT 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cable Design Technologies Corporation
   (the "Company") on Form 10-Q for the period ending October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ferdinand Kuznik, Chief Executive Officer of the Company and Kenneth O. Hale, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2002

      /s/ Ferdinand C. Kuznik
      ---------------------------------
          Ferdinand C. Kuznik
          Chief Executive Officer
          (principal executive officer)

      /s/ Kenneth O. Hale
      ---------------------------------
          Kenneth O. Hale
          Chief Financial Officer
          (principal financial officer)

*This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge of the certifying officer, and not for any other purpose.